
THE ORIGINAL
Long Island
BRAND
ICED TEA™
LEMON
RASPBERRY
GREEN & HONEY TEA
PEACH
NON GMO
20 FL OZ (591 mL)

August 2016

Long island iced tea corp. (Ticker: LTEA)

Company Presentation

Nasdaq

Disclaimer

THIS PRESENTATION CONTAINS "FORWARD-LOOKING STATEMENTS." THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS "EXPECT," "ESTIMATE," "PROJECT," "BUDGET," "FORECAST," "ANTICIPATE," "INTEND," "PLAN," "MAY," "WILL," "COULD," "SHOULD," "BELIEVES," "PREDICTS," "POTENTIAL," "CONTINUE," AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS.

LIIT UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. IMPORTANT FACTORS, AMONG OTHERS, THAT MAY AFFECT ACTUAL RESULTS INCLUDE: LIIT'S ABILITY TO IMPLEMENT ITS BUSINESS PLAN; LIIT OBTAINING THE NECESSARY FINANCING TO OPERATE ITS BUSINESS; LOSS OF KEY PERSONNEL; CHANGES IN ECONOMIC CONDITIONS GENERALLY; LEGISLATIVE AND REGULATORY CHANGES; AND THE DEGREE AND NATURE OF LIIT'S COMPETITION.

LIIT MAKES NO REPRESENTATION OR WARRANTY AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THIS PRESENTATION. THIS PRESENTATION IS NOT INTENDED TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PERSON MAY DESIRE IN CONSIDERING AN INVESTMENT IN LIIT AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION IN LIIT.

THIS PRESENTATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

LONG ISLAND ICED TEA CORP: A SIMPLE Story

Long Island Iced TeA®'s formula to monetize a global opportunity is:

- take an **iconic name** with **global recognition;**
- create a brand with **unique top of mind awareness;**
- stir in a drink to meet **shifting consumer demands;** and
- add in a **proven management team.**


Long Island
ICED TEA
LEMON
Long Island
ICED TEA

1) Nielsen Report , NY Metro Area Report, 12 weeks ending 3/12/16

long island ICED TEA – a globally recogniZed name

Our iconic name Long Island Iced Tea is known throughout the world.
To build that awareness from scratch could cost hundreds of millions of dollars





4th most popular cocktail beverage in the US[1]

Legend has it, the Long Island Iced Tea cocktail was invented in 1972 by Robert (Rosebud) Butt in a competition at the Oak Beach Inn in Long Island

1) *Nielsen CGA, On-Premise Consumer Survey, 2016*

Consumers are shifting to where we are positioned

Carbonated Beverages Declining

"Coke's Namesake Sodas See Declines in Key Markets" – April 2016[1]

"PepsiCo CEO: We're Reducing Our Reliance on Colas for Sales" – April 2016[2]


pepsi


THE ORIGINAL
Long Island
ICED TEA
PEACH

Better For You:

- ✓ Cane sugar
- ✓ Non-GMO
- ✓ Gluten-Free
- ✓ All-Natural Ingredients
- ✓ DIE

Authentic Tea Taste

1) *Associated Press, "Coke's Namesake Sodas See Declines in Key Markets" April 20, 2016*
2) *Seattle Times, "PepsiCo CEO: We're Reducing Our Reliance on Colas for Sales" April 18, 2016*

"Health and wellness" growth recognized by Nielsen

Across Nielsen's 64 total "Health and Wellness" attributes (food and beverages):
LTEA sits within top short & long-term growth categories

Sales Growth vs. Year Ago[1]		
5.	Corn-Free	39.4%
12.	Hormone / Antibiotic-Free	17.2%
14.	Non-GMO	16.4%
15.	Gluten-Free	15.4%
18.	Natural	11.6%
22.	No Artificial Color / Flavor	10.0%

Sales Growth 4-Year CAGR[1]		
6.	Corn-Free	45.4%
11.	Gluten-Free	16.2%
12.	Non-GMO	16.1%
14.	Hormone / Antibiotic-Free	14.1%
16.	Natural	11.6%
19.	No Artificial Color / Flavor	10.0%

100% PURE CANE SUGAR • NON GMO • NO ADDITIVES + FILTERED WATER

in the wellness sweet spot

GLUTEN FREE | NON GMO



1) Nielsen, "Nielsen Wellness Claims" December 2015

A proven team with category relevant experience

Senior team with over 100 years of beverage and consumer goods experience



Philip Thomas (CEO & Director)

- Over 20+ years of beverage experience
- Revitalized a 45 year old family owned food and beverage distribution business, **Magnum Enterprises**, in 2003 by creating strategic partnerships with **Coca-Cola** and **Vitamin Water**
- Founded **Capital Link** in 2005, involved in a nationally recognized ATM processing network that funds over 13,000 ATMs



Julian Davidson, CA (Executive Chairman)

- 25 years in the beverage industry, primarily in Australia and New Zealand
- CEO of **Independent Liquor NZ** (7 years - NZ/US/CAN) - sold to **Asahi** in 2011 for $1.5bn
- Transitioned Independent Liquor NZ from single focus RTD business to multi-beverage business (RTD's/Beer/Cider/Spirits)
- Previously spent 15 years at **Lion Nathan**, an Australasian brewery subsidiary of **Kirin Holdings**



Richard Allen, CPA (CFO)

- 10+ years in senior roles at **Snapple** and **Cadbury Schweppes** including CFO of Snapple Beverage Group, General Manager of Pacific Snapple Distributors and SVP of Business Development and M&A for Cadbury Schweppes Americas Beverages
- Previously spent over 15 years at **RJR Nabisco** in various audit, accounting and analytic positions culminating in Vice President and Corporate Assistant Controller



Peter Dydensborg (COO)

- 30+ years of experience in the distribution and building of brands within large corporations, including **Kellogg's**, **The Keebler Company**, **Coca Cola** and **Thomas' English Muffins**
- Previously the Director of Sales for **Phoenix Beverages** - 2004 until joining LIIT in 2014
- Senior Zone Manager at Keebler (which was later acquired by Kellogg's) - 1994 to 2004



Joseph Caramele (VP, National Sales & Marketing)

- Nearly 10 years of iced tea experience with **Arizona Beverages USA**, most recently as Executive National Sales Director
- Managed team of 85 individuals and portfolio of over 100 accounts totaling $750mn in sales

A proven team with category relevant experience

Strategic Advisory Board

John Carson

- Former President of **Cadbury Schweppes** North America
- Former President, CEO and Chairman of **Marbo** and **Triarc Beverages**
- Led acquisition of **Snapple Beverages** as Chairman of Triarc (RC Cola)
- Sold the entire beverage portfolio of Triarc to Cadbury Schweppes

Dan Holland

- Involved in beverage consumer packaged goods for nearly 40 years- distribution, manufacturing, successful entrepreneurial brands
- Former CEO of **XXIV Karat Wines**
- Former President and CEO of **The Rising Beverage Co**
- Served President of **Mission Beverage** for 15 years

Bert Moore

- Managing partner at **WiderLens**, a high-end strategic brand consultancy
- Former CEO of **StrawberryFrog NYC**, a leading marketing agency
- Former partner and Chief Strategy Officer at **Deutsch New York**
- Former Global Chief Strategy Officer for **Lowe & Partners**

Bump Williams

- President and CEO of **The BWC Company**, a beverage consulting company
- Former President of Global Consulting at **Information Resources, Inc.** (IRI)
- Former Head of Analytics and National Accounts at **A.C. Nielsen Company**
- Developed a National Sales Program at **Procter & Gamble**

Board of Directors

Phil Thomas (CEO & Director)

Julian Davidson (Executive Chairman)

Tom Cardella

- Former President and CEO of **Tenth and Blake Beer Company**, an independent division of **MillerCoors** focused on craft and import beers
- Former Chairman of the **Jacob Leinenkugel Brewing Company**
- Serves on the Board for the **Green Bay Packers**

Edward Hanson

- Has served as a principal of **Global Partners Fund**, a private equity fund investing in asset-backed businesses, since 2009
- Former director of **Babcock & Brown (UK) Ltd.**, a principal investment firm headquartered in Sydney, Australia

Kerry Kennedy

- An American human rights activist and writer, and established the **Robert F. Kennedy Memorial Center for Human Rights** in 1988
- Serves on the Boards of Directors of the United States Institute of Peace, a Senate confirmed position

Richard Roberts

- Co-founded a regulatory consulting firm, **Roberts, Raheb & Gradler**
- Previously a partner with the law firm **Thelen Reid & Priest LLP** and a consultant at **Princeton Venture Research**
- Former Commissioner of the **Securities and Exchange Commission**
- Member of the Alabama Bar and the District of Columbia Bar

Paul Vassilakos

- Founded and currently operates **Petrina Advisors**, a privately held advisory firm providing investment banking services
- Prior experience includes investment banking at **Citigroup**

a brand with Top of Mind Awareness that we own

Brand



THE ORIGINAL
Long Island
BRAND
ICED TEA
GREEN & HONEY TEA
NON GMO

Authentic Tea Taste

We Own the trademark ®


United States of America
United States Patent and Trademark Office

LONG ISLAND ICED TEA

Reg. No. 4,943,056
Registered Apr. 19, 2016
Int. Cl.: 30
TRADEMARK
SUPPLEMENTAL REGISTER

US Patent and Trademark Office:

"For: Beverages made of Tea, Beverages with a Tea Base, Fruit Teas, Tea-Based Beverages, Tea-Based Beverages with Fruit Flavoring, in Class 30"

History

Jul 2011 - Dec 2013
- Proof of concept
- Trademark security & development

2014
- First external capital
- Logo & packaging re-launch
- Brand marketing investment

2015
- ShopRite entry
- Gallons launched
- ESPN program



2016
- Trademark registered
- Regional chain entry

RTD Tea is the world's 4th Largest drink category


Northeast US[1]
$1bn
4.8 % CA GR
UNITED states[2]
$5.3B n
10.2 % CA GR
Worldwide[3]
$55bn
6.6 % CA GR

And long island iced tea is recognized GLOBALLY

Top 5 Global Beverage Markets[3]			
Rank	Category	Industry Value (bn)	5-Year CAGR
1	Carbonated	$227	4.9%
2	Water	$90	5.1%
3	Dairy	$58	9.4%
4	**RTD Tea**	**$55**	**6.6%**
5	Juice Drinks	$50	5.4%

Other Large International RTD Tea Markets[4]		
Category	Industry Value (bn)	5-Year CAGR
China	$17.5	4.7%
Japan	$11.1	1.0%
Indonesia	$1.3	8.9%
Vietnam	$0.8	10.6%
Australia/NZ	$0.1	7.4%

1) *IRI, "Multi Outlet + Convenience Data" as of March 2016; Historical CAGR from 2013 to 2016*
2) *IBISWorld Industry Report OD4297, "RTD Tea Production in the US", December 2014; CAGR forecast from 2014 to 2019*
3) *Euromonitor International, "Versatility of RTD Tea Generates Bright Spot in Global Soft Drinks," 2014; Management estimates; CAGR forecast from 2014 to 2020*
4) *Euromonitor International, 2015*

A $5.3bn US Market with a 10% 5-year CAGR


NARTD TEA
Annual Growth: $540mn
CSDs
Annual Decline: $2.2bn
10.2% CAGR[1]
(3.1%) CAGR[2]
Beverages
$167bn[2]
Non-Alcoholic Beverages
Alcoholic Beverages
$5bn[1]
NARTD Tea
$71bn[2]
Carbonated Soft Drinks
$28bn[2]
Functional Beverages
$30bn[2]
Fruit / Vegetable Juice
$33bn[2]
Bottled Water
$19bn[3]
Dairy
Super/Ultra Premium
Premium - Mass Market
Artificial/ Low-End

Note: "NARTD" defined as Non-Alcoholic Ready-to-Drink

1) *IBISWorld Industry Report OD4297, "RTD Tea Production in the US", December 2014*
2) *First Beverage Group Report "The evolving Non-Alcoholic Beverage Landscape" March 2015; CSD CAGR growth 2013-2019*
3) *Euromonitor International, "Drinking Milk Products in the US" July 2015*

BRAND WELL Positioned: PREMIUM & AFFORDABLE

Long Island Iced TeA®'s positioning:

- Priced below comparable premium brands
- White space exists in the category for an affordable healthier alternative
- LTEA pricing accelerates distribution gains and offsets infrastructure disadvantages



Price
Perceived Quality
$2.99
Gallon
$0.99
23oz
$3.69
Gallon
$1.29
16oz
Snapple
$1.49
18.5oz
PEAK
$1.49
18.5oz
PURE LEAF
$1.59
16oz
steaz
$1.49
16oz
Honest
$1.69
16oz
TAZO
$2.99
Gallon
$1.00-$1.25
20oz
Long Island Iced Tea
MANGO
PEACH

Note: All prices as of 2/25/2016 in Stop & Shop Supermarkets, or www.Peapod.com

distribution growth and volume per outlet growth

Geographic and Strategic Expansion

Solid base built in Northeast, Florida & Midwest. Additional states ongoing



Other States
Midwest
Florida
Northeast
New York / New Jersey
Long Island
1. Distributors (DSD)
2. Regional Chains / Warehouses
3. AOM (Drug, Convenience)
4. Improved / New Distributors
5. National Chain Entry

Year-on-Year Increases:[1]

VPO's[2] will increase significantly in 2016 through sales execution, advertising and brand awareness

LTEA Retail Space Gains	**+3,020 sq ft**
Promotional Events	**+15 Events**
Advertising Events (newspapers, circulars, coupons, etc.)	**+15 Events**
Volume per Year (est.)	**+219,440** (20 oz cases)



YOU DESERVE MOTHER NATURE'S TOP SHELF

1) *Case study on four leading national chains*
2) *"VPO" defined as volume per outlet*

With multiple growth levers – by the numbers

Growth in: market, share, penetration and VPO's

$5.3bn	2014 US NARTD Tea market[1]
10%	US NARTD Tea market CAGR forecast to 2019[1]
$2bn	How much the US NARTD Tea market will grow over our 2016 – 2018 plan horizon
12	The number of states we are in (pop. 100mn)
38	States yet to penetrate (pop. 221mn)
3.5%	LTEA market share in a leading NY chain store[2]
$186mn	LTEA US revenue at a national 3.5% market share
$272mn	LTEA revenue at 3.5% market share with 3 years 10% CAGR growth imputed

Additional Growth Levers

- Packaging
- Pricing
- Innovation
- Production Scale
- Purchasing Scale
- M&A

1) *IBISWorld Industry Report OD4297, "RTD Tea Production in the US", December 2014*
2) *Nielsen Report , NY Metro Area and Shoprite Report, 12 weeks ending 3/12/16*

International & Alcohol - Potential for more growth

... while not sacrificing focus on the US market

$55bn[1]

ICED TEA

International Market

- In detailed discussion with distributors in New Zealand and Australia
- Testing exports to a small number of countries
- Globally networked Exec. Chairman & Advisory Board

15-20x[2]

ICED TEA

Royalty Stream Valuation multiple

- Exploring licensing opportunities globally

$215bn[3]

ALCOHOL

US Alcohol Market

- Investigating entering the US alcohol market - leveraging the name 'Long Island Iced Tea'



THE ORIGINAL
Long Island
ICED TEA
LEMON
THE ORIGINAL
Long Island
ICED TEA
ICED TEA 1/2 LEMONADE

1) *Euromonitor International, "Versatility of RTD Tea Generates Bright Spot in Global Soft Drinks," 2014*
2) *Management estimates*
3) *Euromonitor International, "Passport: Alcoholic Drinks in the US", June 2015*

and Proven Revenue Multiple Upside

Body Armor Case Study[1]

- $20mn equity investment from Dr. Pepper Snapple Group ("DPS") in August 2015 at $171mn valuation
- Revenues of $30mn in 2014 and 180% YoY growth through August 2015
- 5.7x 2014 revenue

Bai Brands Case Study[2]

- $15mn equity investment from DPS in April 2015 at $500mn valuation
- Revenues of $5mn in 2012, $17mn in 2013, $50mn in 2014E and $125mn in 2015E
- 4x 2015E revenue

Vita Coco Case Study[3]

- Sold 25% stake to Reignwood Group in July 2014 at $665mn valuation
- Global retail sales rose 31% to $421mn in 2014
- 1.6x 2014 revenue

Other Transactions

- Sunny Delight sale to Brynwood Partners
- American Beverage Corporation sale to Harvest Hill Beverage
- Muscle Milk sale to Hormel Foods
- ZICO sale to Coca-Cola
- Honest Tea sale to Coca-Cola
- Vitamin Water sale to Coca-Cola

1) *Wall Street Journal "Dr Pepper Buys Stake in Gatorade Rival BodyArmor" August 2015*
2) *BevNet "Bai-Popping Number: DPS Investment Based on $500M Valuation" April 2015*
3) *Wall Street Journal "Coconut Water Maker Vita Coco Broadens Overseas Footprint" April 2015*

Financial Performance


Long Island Iced Tea Quarterly & LTM Net Sales 1
Net Sales
LTM Net Sales
Quarterly Net Sales
LTM Net Sales
$750
$600
$450
$300
$150
$0
$2,500
$2,000
$1,500
$1,000
$500
$0
$380
$394
$234
$265
$600
$414
$502
$508
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016

	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
YoY Growth	33%	97%	37%	52%	58%	5%	114%	92%
YoY LTM Growth	(6)%	38%	41%	53%	61%	35%	51%	59%

1) *Excludes Costco data; dollars in thousands; LTM stands for 'Last 12 months'*

LONG ISLAND ICED TEA CORP: A SIMPLE STORY

Long Island Iced TeA®'s formula to monetize a global opportunity is:

- take an **iconic name** with **global recognition;**
- create a brand with **unique top of mind awareness;**
- stir in a drink to meet **shifting consumer demands;** and
- add in a **proven management team.**


Long Island
ICED TEA
LEMON
Long Island
ICED TEA

1) Nielsen Report , NY Metro Area Report, 12 weeks ending 3/12/16